EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            ------------------------
                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------
                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                            13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)
270 PARK AVENUE
NEW YORK, NEW YORK                                                      10017
(Address of principal executive offices)                            (Zip Code)


                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                                DST SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)


DELAWARE                                                           43-1581814
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                            identification No.)

333 WEST 11TH STREET, 5TH FLOOR
KANSAS CITY, MISSOURI                                              64105-1594
(Address of principal executive offices)                           (Zip Code)



             4.125% SERIES A CONVERTIBLE SENIOR DEBENTURES DUE 2023 3.625% SERIES B CONVERTIBLE SENIOR DEBENTURES DUE 2023
                       (Title of the indenture securities)

            --------------------------------------------------------

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State  Banking  Department,  State  House,  Albany,  New York
     12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2. Affiliations with the Obligor and Guarantors.

     If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

      None.

Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connections with Registration Statement No. 333-76894 filed January 17, 2002, which is incorporated by reference.)

     2. None, a copy of the Certificate of Authority of the Trustee to Commence Business being contained in the document identified above as Exhibit 1. On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894 filed January 17, 2002, which is incorporated by reference.)

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to this Form T-1).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority (see Exhibit 7 to this Form T-1.)

     8. Not applicable.

     9. Not  applicable.

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 23rd day of September, 2003. JPMORGAN CHASE BANK


                                    By  /s/ Carol Ng
                                        ------------------------------
                                        Carol Ng
                                        Vice President

                              Exhibit 6 to Form T-1

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



September 23, 2003



Securities and Exchange Commission
Washington D.C. 20549


Ladies and Gentlemen:

In connection with the qualification of an Indenture between Edwards Lifesciences Corporation and JPMorgan Chase Bank, as Trustee, the undersigned , in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,


JPMorgan Chase Bank


By /s/Carol Ng
   ------------------------------
         Carol Ng
         Vice President

                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 2003, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 DOLLAR AMOUNTS
              ASSETS                                               IN MILLIONS


Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ............................................... $ 22,657
     Interest-bearing balances .......................... ............   10,600
Securities:
Held to maturity securities...........................................      268
Available for sale securities.........................................   76,771
Federal funds sold and securities purchased under
     agreements to resell ............................................
     Federal funds sold in domestic offices                               3,844
     Securities purchased under agreements to resell                     86,290
Loans and lease financing receivables:
     Loans and leases held for sale...................................   31,108
     Loans and leases, net of unearned income     $166,046
     Less: Allowance for loan and lease losses       3,735
     Loans and leases, net of unearned income and
     allowance .......................................................  162,311
Trading Assets........................................................  186,546
Premises and fixed assets (including capitalized leases)..............    6,142
Other real estate owned...............................................      133
Investments in unconsolidated subsidiaries and
     associated companies.............................................      696
Customers' liability to this bank on acceptances
     outstanding......................................................      225
Intangible assets
     Goodwill.........................................................    2,201
     Other Intangible assets..........................................    3,058
Other assets..........................................................   68,983
TOTAL ASSETS ......................................................... $661,833
                                                                       ========

                                                     LIABILITIES
Deposits
     In domestic offices ............................................. $189,571
     Noninterest-bearing .............  $82,747
     Interest-bearing ................  106,824
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ..........................................  125,990
     Noninterest-bearing..............  $ 6,025
     Interest-bearing ................  119,965

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices                          4,978
     Securities sold under agreements to repurchase                     114,181
Trading liabilities ..................................................  129,299
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)........................   10,186
Bank's liability on acceptances executed and outstanding..............      225
Subordinated notes and debentures ....................................    8,202
Other liabilities ....................................................   41,452
TOTAL LIABILITIES ....................................................  624,084
Minority Interest in consolidated subsidiaries........................      104

                                                    EQUITY CAPITAL

Perpetual preferred stock and related surplus.........................        0
Common stock .........................................................    1,785
Surplus  (exclude all surplus related to preferred stock).............   16,304
Retained earnings.....................................................   18,426
Accumulated other comprehensive income................................    1,130
Other equity capital components.......................................        0
TOTAL EQUITY CAPITAL .................................................   37,645
                                                                         ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL               $661,833
                                                                       ========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.



                            WILLIAM B. HARRISON, JR.)
                               HANS W. BECHERER )
                             FRANK A. BENNACK, JR. )